UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 15, 2020
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On June 15, 2020, Aflac Incorporated (the “Company”) received from the administrator for the Aflac Incorporated 401(k) Savings and Profit Sharing Plan (the “401(k) plan”) notice pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 that, as a result of a change in the recordkeeper for the 401(k) plan, there is a blackout period starting at 3:00 p.m. (Eastern Time) on June 23, 2020, and ending during the week beginning July 19, 2020 (the “Blackout Period”), with such Blackout Period necessary to transition account and 401(k) plan records. During the Blackout Period, participants in the 401(k) plan will not be able to access their accounts to direct or diversify their investments, including amounts invested in the Company’s common stock, or request a withdrawal, distribution or loan from the 401(k) plan.

Pursuant to Rule 104(b)(1)(iv)(B) of Regulation BTR, directors, executive officers and other interested persons may obtain, without charge, information as to whether the Blackout Period has begun or ended. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, Company shareholders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period by contacting Aflac Incorporated, Attention: Matt Loudermilk, Corporate Secretary, 1932 Wynnton Road, Columbus Ga 31999, or at (706) 323-3431.

On June 15, 2020, the Company provided a blackout trading restriction notice (the “BTR Notice”) to its executive officers and directors informing them of the Blackout Period and that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, they would be prohibited during the Blackout Period from engaging in transactions in shares of the Company’s common stock (including the exercise of stock options and the purchase or sale of derivative securities pertaining to such shares) acquired in connection with their employment as an executive officer or service as a director.

A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Title or Description
99.1	BTR Notice Dated June 15, 2020
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

June 15, 2020	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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